Exhibit 10.4

AMENDED, RESTATED AND CONSOLIDATED
POOLING AGREEMENT FOR SALE HOTELS

THIS AMENDED, RESTATED AND CONSOLIDATED POOLING AGREEMENT FOR SALE HOTELS (this “Agreement”) is made as of January 1, 2022 (the “Effective Date”), by and among Sonesta International Hotels Corporation, a Maryland corporation, and the parties listed on Schedule A, as managers (each, a “Manager” and, collectively, “Managers”), and the parties listed on Schedule B, as owners (each, an “Owner” and, collectively, “Owners”).

RECITALS:

WHEREAS, each Owner leases or subleases from one or more affiliates of such Owner the hotels described on Schedule C opposite such Owner’s name (each, a “Hotel” and, collectively, the “Hotels”); and

WHEREAS, contemporaneously with this Agreement, each Owner has entered into an Amended and Restated Management Agreement for one or more of the Hotels with a Manager, as listed on Schedule D (each, a “Management Agreement” and, collectively, the “Management Agreements”); and

WHEREAS, each Owner and each Manager have previously entered into a Pooling Agreement, as listed on Schedule E (as amended, each, a “Prior Pooling Agreement” and, collectively, the “Prior Pooling Agreements”), pursuant to which the working capital for each of the Hotels and certain other hotels and all revenues and reserves from operation of each of the Hotels and such other hotels are pooled into two (2) different pools for purposes of paying operating expenses, fees and other amounts due to Managers and Owners with respect to such Hotels and such other hotels; and

WHEREAS, each Manager and each Owner desires to amend, restate and consolidate the terms and provisions of the Prior Pooling Agreements with respect to the Hotels in their entirety and replace them with the terms and provisions of this Agreement effective as of 12.01 a.m. on the Effective Date;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, each Owner and each Manager agree as follows:

ARTICLE I
DEFINED TERMS

1.01.        Definitions.  Capitalized terms used, but not otherwise defined in this Agreement shall have the meanings given to such terms in the Management Agreements. The following capitalized terms as used in this Agreement shall have the meanings set forth below:

“Agreement” is defined in the Preamble.

“Aggregate Additional Manager Advances” means the sum of all Additional Manager Advances for all Hotels under all Management Agreements.

“Aggregate Annual Operating Statement” is defined in Article IV.

“Aggregate Base Management Fee” means an amount equal to 3% of the Aggregate Gross Revenues attributable to full service Hotels and 5% of the Aggregate Gross Revenues attributable to select service Hotels.

“Aggregate Deductions” means the sum of all Deductions for all Hotels under all Management Agreements.

“Aggregate Gross Room Revenues” means the sum of all Gross Room Revenues for all Hotels under all Management Agreements.

“Aggregate Gross Revenues” means the sum of all Gross Revenues for all Hotels under all Management Agreements.

“Aggregate Monthly Statement” is defined in Article IV.

“Aggregate Operating Profit” means an amount equal to Aggregate Gross Revenues less Aggregate Deductions.

“Aggregate Owner Advances” means the sum of all Owner Advances for all Hotels under all Management Agreements.

“Aggregate Owner’s Priority” means the sum of all Owner’s Priority for all Hotels under all Management Agreements.

“Aggregate Owner’s Residual Payment” means, with respect to each Year or portion thereof an amount equal to Aggregate Operating Profit remaining after deducting amounts paid or payable in respect of Aggregate Owner’s Priority and Aggregate Reimbursable Advances for such Year.

“Aggregate Reservation Fee” means for each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Room Revenues.

“Aggregate Reimbursable Advances” means the sum of all Reimbursable Advances for all Hotels under all Management Agreements.

“Aggregate System Fee” means with respect to each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Revenues.

“Effective Date” is defined in the Preamble.

“Hotel” and “Hotels” are defined in the Recitals.

“Landlord(s)” means the owner(s) of the Hotel(s) set forth on Schedule C.

“Management Agreement” and “Management Agreements” are defined in the Recitals and shall include all amendments and modifications thereto.

“Manager” and “Managers” are defined in the Preamble.

“Owner” and “Owners” are defined in the Preamble.

“Prior Pooling Agreement” and “Prior Pooling Agreements” are defined in the Recitals.

ARTICLE II
GENERAL

The parties agree that so long as a Hotel is subject to this Agreement, all Working Capital and all Gross Revenues of such Hotel shall be pooled pursuant to this Agreement and disbursed to pay all Aggregate Deductions, fees and other amounts due to Managers and Owners (not including amounts due pursuant to Section 11.20 of the Management Agreements) with respect to the Hotels and that the corresponding provisions of each Management Agreement shall be superseded as provided in Section 3.03. The parties further agree that if any Manager gives a notice of non-renewal of the Term with respect to any Hotel, it shall be deemed to be a notice of termination or non-renewal with respect to all Management Agreements and all Hotels.

ARTICLE III
PRIORITIES FOR
DISTRIBUTION OF AGGREGATE GROSS REVENUES

3.01.        Priorities for Distribution of Aggregate Gross Revenues.  Aggregate Gross Revenues shall be distributed in the following order of priority:

A.                First, to pay all Aggregate Deductions (excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee);

B.                 Second, to Managers, an amount equal to the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee;

C.                 Third, to Owners, an amount equal to Aggregate Owner’s Priority;

D.                Fourth, pari passu, to (i) Owners, in an amount necessary to reimburse Owners for all Aggregate Owner Advances which have not yet been repaid pursuant to this Section 3.01, and (ii) to Managers, in an amount necessary to reimburse Managers for all Aggregate Additional Manager Advances which have not yet been repaid pursuant to this Section 3.01. If at any time the amounts available for distribution to Owners and Managers pursuant to this Section 3.01 are insufficient (a) to repay all outstanding Aggregate Owner Advances, and (b) all outstanding Aggregate Additional Manager Advances, then Owners and Managers shall be paid from such amounts the amount obtained by multiplying a number equal to the amount of the funds available for distribution by a fraction, the numerator of which is the sum of all outstanding Aggregate Owner Advances, or all outstanding Aggregate Additional Manager Advances, as the case may be, and the denominator of which is the sum of all outstanding Aggregate Owner Advances plus the sum of all outstanding Aggregate Additional Manager Advances;

E.                 Finally, to Owners, the Aggregate Owner’s Residual Payment.

3.02.        Timing of Payments.

A.                Payment of the Aggregate Deductions, excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee, shall be made in the ordinary course of business. The Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee, the Aggregate Owner’s Priority and the Aggregate Owner’s Residual Payment shall be paid on or before the twentieth (20th) day after the end of each calendar month, based upon Aggregate Gross Revenues or Aggregate Gross Room Revenues, as the case may, be for such month as reflected in the Aggregate Monthly Statement for such month. If any installment of the Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee or the Aggregate Owner’s Priority is not paid when due, it shall accrue interest at the Interest Rate. Calculations and payments of the Aggregate Owner’s Residual Payment with respect to each calendar month within a calendar year shall be accounted for cumulatively based upon the year-to-date Aggregate Operating Profit as reflected in the Aggregate Monthly Statement for such calendar month and shall be adjusted to reflect distributions for prior calendar months in such year. Additional adjustments to all payments will be made on an annual basis based upon the Aggregate Annual Operating Statement for the Year and any audit conducted pursuant to Section 4.02 of the Management Agreements.

B.                 Subject to Section 3.02.C, if the portion of Aggregate Gross Revenues to be distributed to Managers or Owners pursuant to Section 3.01 is insufficient to pay amounts then due in full, any amounts left unpaid shall be paid from and to the extent of Aggregate Gross Revenues available therefor at the time distributions are made in successive calendar months until such amounts are paid in full, together with interest thereon, if applicable, and such payments shall be made from such available Aggregate Gross Revenues in the same order of priority as other payments made on account of such items in successive calendar months.

C.                Other than with respect to Aggregate Reimbursable Advances, calculations and payments of the fees and other payments in Section 3.01 and distributions of Aggregate Gross Revenues within a Year shall be accounted for cumulatively within a Year but shall not be cumulative from one Year to the next. Calculations and payments of Aggregate Reimbursable Advances shall be accounted for cumulatively within a Year and shall be cumulative from one Year to the next.

D.                The Aggregate Owner’s Priority and the Aggregate Owner’s Residual Payment shall be allocated among Owners as Owners shall determine in their sole discretion and Managers shall have no responsibility or liability in connection therewith. The Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee shall be allocated among Managers as Managers shall determine in their sole discretion and Owners shall have no responsibility or liability in connection therewith.

3.03.        Relationship with Management Agreements.  For as long as this Agreement is in effect with respect to a Hotel, the provisions of Sections 3.01 and 3.02 shall supersede Sections 3.02 and 3.03 of the Management Agreement then in effect with respect to such Hotel.

ARTICLE IV
FINANCIAL STATEMENTS

Managers shall prepare and deliver the following financial statements to Owners:

(a)           Within fifteen (15) days after the close of each calendar month, Managers shall deliver an accounting to Owners showing Aggregate Gross Revenues, Aggregate Gross Room Revenues, occupancy percentage and average daily rate, Aggregate Deductions, Aggregate Operating Profit, and applications and distributions thereof for the preceding calendar month and year-to-date (each, an “Aggregate Monthly Statement”).

(b)           Within forty-five (45) days after the end of each Year, Managers shall deliver to Owners and Landlords a statement (each, an “Aggregate Annual Operating Statement”) in reasonable detail summarizing the operations of the Hotels for the immediately preceding Year and an Officer’s Certificate setting forth the totals of Aggregate Gross Revenues, Aggregate Deductions, and the calculation of the Aggregate Owner’s Residual Payment for the preceding Year and certifying that such Aggregate Annual Operating Statement is true and correct. Managers and Owners shall, within ten (10) Business Days after Owner’s receipt of such statement, make any adjustments, by cash payment, in the amounts paid or retained for such Year as are required because of variances between the Aggregate Monthly Statements and the Aggregate Annual Operating Statement. Any payments shall be made together with interest at the Interest Rate from the date such amounts were due or paid, as the case may be, until paid or repaid. The Aggregate Annual Operating Statement shall be controlling over the Aggregate Monthly Statements and shall be final, subject to adjustments required as a result of an audit requested by Owners or Landlords pursuant to Section 4.02.B of the Management Agreements.

(c)           Managers shall also prepare and deliver such other statements or reports as any Owners may, from time to time, reasonably request.

The financial statements delivered pursuant to this Article IV are in addition to any financial statements required to be prepared and delivered pursuant to the Management Agreements.

ARTICLE V
[RESERVED]

ARTICLE VI
ACCOUNTS

6.01.       Accounts.

A.                Subject to Section 6.01.B., all Working Capital and all Gross Revenues of each of the Hotels may, until applied in accordance with this Agreement and the applicable Management Agreements, be pooled and deposited in one or more bank accounts in the name(s) of Owners designated by Managers, which accounts may, except as required by any Mortgage and related loan documentation or applicable law, be commingled accounts containing other funds owned by or managed by Managers.

B.                 [Reserved].

C.                 Managers shall be authorized to access the accounts above without the approval of Owners, subject to any limitation on the maximum amount of any check, if any, established between Managers and Owners as part of the Annual Operating Projections. One or more Owners shall be a signatory on all accounts maintained with respect to a Hotel, and Owners shall have the right to require that one or more Owners’ signature be required on all checks/withdrawals after the occurrence of a Manager Event of Default. Owners shall provide such instructions to the applicable bank(s) as are necessary to permit Managers to implement Managers’ rights and obligations under this Agreement. The failure of any Owner to provide such instructions shall relieve any Manager of its obligations hereunder until such time as such failure is cured.

ARTICLE VII
ADDITION AND REMOVAL OF HOTELS

7.01.        [Reserved].

7.02.        Removal of Hotels. From and after the date of termination of any Management Agreement with respect to any Hotel managed thereunder, such Hotel shall no longer be subject to this Agreement, and such Hotel may be removed from this Agreement by all Owners and all Managers amending and restating Schedules A, B and/or C, as applicable. If the termination occurs on a day other than the last day of a calendar month, the parties shall exclude such prorated amounts of the Gross Revenues and Deduction (and other amounts as may be necessary) applicable to such Hotel for such calendar month, as mutually agreed in their reasonable judgment, in the calculation of Aggregate Gross Revenues and Aggregate Deductions (and other amounts as may be necessary) for the calendar month in which the termination occurred. Additionally, Owners and Managers, acting reasonably, shall mutually agree to the portion of the Aggregate Working Capital and Aggregate Gross Revenues allocable to the Hotel being removed from this Agreement and the amount of the Aggregate Working Capital and Aggregate Gross Revenues so allocated and any amounts held to fund capital expenditures, shall be remitted to the relevant Owner and the relevant Owner and relevant Manager shall make any other prorations, adjustments, allocations and changes required.

ARTICLE VIII
TERM AND TERMINATION

8.01.        Term.  This Agreement shall continue and remain in effect indefinitely unless terminated pursuant to Section 8.02.

8.02.        Termination.  This Agreement may be terminated as follows:

A.                By the mutual consent of all Managers and all Owners which are parties to this Agreement.

B.                 Automatically, if all Management Agreements terminate or expire for any reason.

C.                 By Managers, if any or all Owners do not cure a material breach of this Agreement by any Owner or Landlord within thirty (30) days of written notice of such breach from any Manager and if such breach is not cured, it shall be an Owner Event of Default under the Management Agreements.

D.                By Owners, if any or all Managers do not cure a material breach of this Agreement by any Manager within thirty (30) days of written notice of such breach from any Owner and if such breach is not cured, it shall be a Manager Event of Default under the Management Agreements.

8.03.        Effect of Termination.  Upon the termination of this Agreement, except as otherwise provided in Section 9.04.B. of the Management Agreements, Managers shall be compensated for their services only through the date of termination and all amounts remaining in any accounts maintained by Managers pursuant to Article VI, after payment of such amounts as may be due to Managers hereunder, shall be distributed to Owners. Notwithstanding the foregoing, upon the termination of any single Management Agreement with respect to any Hotel, pooled funds shall be allocated as described in Section 7.02.

8.04.        Survival.  The following Sections of this Agreement shall survive the termination of this Agreement: Section 8.03 and Article IX.

ARTICLE IX
MISCELLANEOUS PROVISIONS

9.01.        Notices.  All notices, demands, consents, approvals, and requests given by any party to another party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, upon confirmation of transmission when sent by e-mail or when delivery is received or refused if transmitted by Express Mail service or by nationally recognized overnight courier, to the parties at the following addresses:

To Owners:                         c/o Cambridge TRS, Inc.

Two Newton Place

255 Washington Street

Newton, Massachusetts 02458

Attn:  President

e-mail: jmurray@rmrgroup.com

To Managers:                     c/o Sonesta International Hotels Corporation

Two Newton Place

255 Washington Street

Newton, Massachusetts 02458

Attn:  President

e-mail: cflores@sonesta.com

9.02.        Applicable Law; Arbitration.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts, with regard to its “choice of law” rules. Any “Dispute” (as such term is defined in the Management Agreements) under this Agreement shall be resolved through final and binding arbitration conducted in accordance with the procedures and with the effect of, arbitration as provided for in the Management Agreements.

9.03.        Severability.  If any term or provision of this Agreement or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

9.04.        Gender and Number.  Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

9.05.        Headings and Interpretation.  The descriptive headings in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. References to “Section” in this Agreement shall be a reference to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by “without limitation.” The words “hereof,” “herein,” “hereby,” and “hereunder, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision unless otherwise indicated. The word “or” shall not be exclusive. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting.

9.06.        Confidentiality of Information.  Any information exchanged between a Manager and each Owner pursuant to the terms and conditions of this Agreement shall be subject to Section 11.07 of the Management Agreements.

9.07.        Assignment.  Neither any Manager nor any Owner may assign its rights and obligations under this Agreement to any other Person without the prior written consent of the other parties.

9.08.        Entire Agreement; Construction; Amendment.  With respect to the subject matter hereof, this Agreement supersedes all previous contracts and understandings between the parties and constitutes the entire Agreement between the parties with respect to the subject matter hereof. Accordingly, in the event of any conflict between the provisions of this Agreement and the Management Agreements, the provisions of this Agreement shall control, and the provisions of the Management Agreements are deemed amended and modified, in each case as required to give effect to the intent of the parties in this Agreement. All other terms and conditions of the Management Agreements shall remain in full force and effect; provided that, to the extent that compliance with this Agreement shall cause a default, breach or other violation of the Management Agreement by one party, the other party waives any right of termination, indemnity, arbitration or otherwise under the Management Agreement related to that specific default, breach or other violations, to the extent caused by compliance with this Agreement. This Agreement may not be modified, altered or amended in any manner except by an amendment in writing, duly executed by the parties hereto.

9.09.        Third Party Beneficiaries.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, heirs, legal representatives or permitted assigns of each of the parties hereto and except for Landlord(s) and SVC, which are intended third party beneficiaries, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

9.10.        Prior Pooling Agreements. For the avoidance of doubt, the Prior Pooling Agreements shall continue to govern the rights and obligations of the parties with respect to the Hotels for periods prior to the Effective Date, and this Agreement shall govern the rights and obligations of the parties with respect to the Hotels for periods from and after the Effective Date.

[Signatures begin on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

Owners:

CAMBRIDGE TRS, INC.,
HPT CY TRS, INC.,
HPT TRS IHG-2, INC.,
HPT TRS MRP, INC.,
SVC NANUET TRS LLC and
SVC NJ TRS LLC

By:	/s/ John G. Murray
John G. Murray
President of each of the foregoing entities

[Signature Page to Amended, Restated and Consolidated Pooling Agreement for Sale Hotels]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

Managers:

SONESTA INTERNATIONAL HOTELS CORPORATION,
SONESTA NANUET LLC and
SONESTA NJ LLC

By:	/s/ Carlos R. Flores
Carlos R. Flores
President of each of the foregoing entities

[Signature Page to Amended, Restated and Consolidated Pooling Agreement for Sale Hotels]

Schedule A

Managers

Sonesta International Hotels Corporation, a Maryland corporation

Sonesta Nanuet LLC, a Maryland limited liability company

Sonesta NJ LLC, a Maryland limited liability company

Schedule B

Owners

Cambridge TRS, Inc., a Maryland corporation

HPT CY TRS, Inc., a Maryland corporation

HPT TRS IHG-2, Inc., a Maryland corporation

HPT TRS MRP, Inc., a Maryland corporation

SVC Nanuet TRS LLC, a Maryland limited liability company
SVC NJ TRS LLC, a Maryland limited liability company

Schedule C

HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Sonesta ES Suites Birmingham 3 Greenhill Parkway Birmingham, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
2.	Sonesta Select Birmingham 4300 Colonade Parkway Birmingham, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
3.	Sonesta ES Suites Montgomery 1200 Hilmar Court Montgomery, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
4.	Sonesta Select Tucson Airport 6885 South Tucson Boulevard Tucson, AZ	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
5.	Sonesta Select Newark Christiana Mall 48 Geoffrey Drive Newark, DE	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
6.	Sonesta ES Suites Jacksonville 8365 Dix Ellis Trail Jacksonville, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
7.	Sonesta ES Suites Atlanta Perimeter Center 1901 Savoy Drive Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
8.	Sonesta Gwinnett Place 1775 Pleasant Hill Road Duluth, GA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full/ Select
9.	Sonesta Select Atlanta Duluth 3530 Venture Parkway Duluth, GA	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
10.	Sonesta Select Atlanta Norcross I-85 6235 McDonough Drive NW Norcross, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
11.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, IA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
12.	Sonesta Select Arlington Heights 3700 North Wilke Road Arlington Heights, IL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
13.	Sonesta ES Suites Chicago - Lombard 2001 South Highland Avenue Lombard, IL	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
14.	Sonesta Select Chicago Elgin 2175 Marriott Drive West Dundee, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
15.	Sonesta Select Fort Wayne 111 West Washington Center Road Fort Wayne, IN	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
16.	Sonesta Simply Suites Kansas City Overland Park 11001 Oakmont Overland Park, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
17.	Sonesta Simply Suites Witchita Airport 570 South Julia Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
18.	Sonesta Simply Suites Witchita Northeast 3141 North Webb Road Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
19.	Sonesta ES Suites Burlington 11 Old Concord Road Burlington, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
20.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
21.	Sonesta ES Suites Boston Westborough 25 Connector Road Westborough, MA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
22.	Sonesta Select Boston Woburn 240 Mishawum Road Woburn, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
23.	Sonesta ES Suites Columbia 8844 Columbia 100 Pkwy Columbia, MD	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
24.	Sonesta Select Greenbelt 6301 Golden Triangle Drive Greenbelt, MD	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
25.	Sonesta ES Suites Ann Arbor 800 Victors Way Ann Arbor, MI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
26.	Sonesta Simply Suites Detroit Southfield 1 Corporate Drive Southfield, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
27.	Sonesta ES Suites Minneapolis 3040 Eagandale Place Eagan, MN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
28.	Sonesta ES Suites St. Louis - Chesterfield 15431 Conway Road Chesterfield, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
29.	Sonesta Select Kansas City Airport Prarie View 7600 North West 97th Terrace Kansas City, MO	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
30.	Sonesta ES Suites St. Louis 1855 Craigshire Road St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
31.	Sonesta Select Durham Highway 54 East 301 Residence Inn Blvd Durham, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
32.	Sonesta ES Suites Omaha 6990 Dodge Street Omaha, NE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
33.	Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, NJ	HPT IHG-2 Properties Trust	SVC NJ TRS LLC	Sonesta NJ LLC	Full
34.	Sonesta Select Mahwah 140 Route 17 South Mahwah, NJ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
35.	Sonesta ES Suites South Brunswick - Princeton 4225 US Highway 1 Monmouth Junction, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
36.	Sonesta Simply Suites Philadelphia Mount Laurel 4000 Crawford Place Mount Laurel, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
37.	Sonesta ES Suites Parsippany 61 Interpace Pkwy Parsippany, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
38.	Sonesta ES Suites Somers Point 900 Mays Landing Road Somers Point, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
39.	Sonesta Simply Suites Somerset 41 World's Fair Drive Somerset, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
40.	Sonesta Nanuet Rockland County 20 Overlook Blvd. Nanuet, NY	HPT IHG-2 Properties Trust	SVC Nanuet TRS LLC	Sonesta Nanuet LLC	Select
41.	Sonesta ES Suites Cincinnati – Sharonville West 11689 Chester Road Cincinnati, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
42.	Sonesta ES Suites Dublin 435 Metro Place South Dublin, OH	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
43.	Sonesta ES Suites Cleveland Airport 17525 Rosbough Drive Middleburg Heights, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
44.	Sonesta ES Suites Cincinnati 2670 East Kemper Road Sharonville, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
45.	Sonesta ES Suites Westlake 30100 Clemens Road Westlake, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
46.	Sonesta ES Suites Oklahoma City 4361 West Reno Avenue Oklahoma City, OK	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
47.	Sonesta Simply Suites Philadelphia Willow Grove 250 Business Center Drive Horsham, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
48.	Sonesta ES Suites Malvern 20 Morehall Road Malvern, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
49.	Sonesta ES Suites Providence - Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
50.	Sonesta Select Spartanburg 110 Mobile Drive Spartanburg, SC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
51.	Sonesta Simply Suites Knoxville 10206 Parkside Drive Knoxville, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
52.	Sonesta ES Suites Memphis 6141 Old Poplar Pike Memphis, TN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
53.	Sonesta Select Austin North 7522 North IH-35 Austin, TX	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
54.	Sonesta ES Suites Dallas Park Central 7880 Alpha Road (Blossomheath Lane) Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
55.	Sonesta Suites Dallas Park Central 7800 Alpha Road Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
56.	Sonesta Simply Suites Dallas Richardson 12525 Greenville Avenue Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
57.	Sonesta ES Suites Dallas Central Expressway 10333 North Central Expressway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
58.	Sonesta Simply Suites Fort Worth 5201 Endicott Avenue Fort Worth, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
59.	Sonesta Select Fort Worth 3751 NE Loop 820 Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
60.	Sonesta ES Suites Houston NASA Clear Lake 525 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
61.	Sonesta Simply Suites Houston Westchase 4033 W Sam Houston Parkway Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
62.	Sonesta Simply Suites Houston Galleria 4900 Loop Central Drive Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
63.	Sonesta ES Suites Dallas Richardson 1040 Waterwood Drive Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
64.	Sonesta Select Dallas Richardson 2191 North Greenville Avenue Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
65.	Sonesta Simply Suites San Antonio Northwest 9350 IH 10 West San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
66.	Sonesta ES Suites Burlington 35 Hurricane Lane Williston, VT	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
67.	Sonesta ES Suites Portland Vancouver 8005 NE Parkway Drive Vancouver, WA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

Schedule D

MANAGEMENT AGREEMENTS

1.	Amended, Restated and Consolidated Master Management Agreement for Sale Hotels, dated as of January 1, 2022, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners. [64 hotels]

2.	Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotel Corporation and Cambridge TRS, Inc. [Sonesta Gwinnett Place Atlanta]

3.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta NJ LLC and SVC NJ TRS LLC. [Sonesta Hamilton Park Morristown Hotel and Conference Center]

4.	Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Nanuet LLC and SVC Nanuet TRS LLC. [Sonesta Simply Suites Nanuet]

Schedule E

PRIOR POOLING Agreements

1.	Amended and Restated Pooling Agreement, dated as of February 27, 2020, by and among Sonesta Chicago LLC, Sonesta Clift LLC, Sonesta International Hotels Corporation, as managers, and Cambridge TRS, Inc., HPT Clift TRS LLC, and HPT Wacker Drive TRS LLC, as owners.

2.	Pooling Agreement (Conversion Hotels), dated as of December 15, 2020, but made effective as of September 18, 2020, by and among Sonesta Canada ULC, Sonesta Gatehall Drive LLC, Sonesta International Hotel Corporation, Sonesta Jersey City LLC, Sonesta Morris Plains LLC, Sonesta Nanuet LLC, Sonesta NJ LLC, Sonesta Randolph Street LLC, Sonesta San Juan LLC, Sonesta State Street LLC and Sonesta Toronto ULC, as managers, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT State Street TRS LLC, HPT TRS IHG-2, Inc., HPT TRS MRP, Inc., SVC Gatehall Drive TRS LLC, SVC Jersey City TRS LLC, SVC Morris Plains TRS LLC, SVC Nanuet TRS LLC, SVC NJ TRS LLC, SVC Randolph Street TRS LLC, SVC Redondo Beach TRS LLC and SVC San Juan TRS LLC, as owners.